SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 25, 2014 (July 23, 2014)

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2014, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Synovus Financial Corp. (“Synovus”) approved a 3% increase (rounded up to the nearest $250) in base salaries for Synovus’ executive officers. The base salaries for Synovus’ named executive officers, after giving effect to this increase, is set forth below:

Name	Title	Base Salary

Kessel D. Stelling	Chairman, Chief Executive Officer and President	$950,000

Thomas J. Prescott	Executive Vice President and Chief Financial Officer	$431,000

Allen J.Gula, Jr.	Executive Vice President, And Chief Operations Officer	$428,750

Mark G. Holladay	Executive Vice President and Chief Risk Officer	$350,250

Roy Dallis Copeland	Executive Vice President and Chief Banking Officer	$350,250

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.
(“Synovus”)

Dated:	July 25, 2014	By:	/s/ Allan E. Kamensky
Allan E. Kamensky
Executive Vice President, General Counsel and Secretary